UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 01, 2023

Gelesis Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39362	84-4730610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Boylston Street Suite 6102
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617456-4718

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed with the SEC on February 23, 2023, on February 21, 2023, Gelesis Holdings, Inc. (the “Company”), Gelesis, Inc., a subsidiary of the Company (the “Co-Issuer” and together with the Company, the “Notes Issuers”), Gelesis 2012, Inc. and Gelesis, LLC, subsidiaries of the Notes Issuers (together the “Guarantors”’ and collectively with the Notes Issuers, the “Note Parties”), entered into a Note and Warrant Purchase Agreement, dated as of February 21, 2023 (the “NPA”), by and among the Note Parties and PureTech Health LLC (the “Initial Investor”) pursuant to which, for a cash purchase price of $5.0 million, (i) the Notes Issuers issued a short term convertible senior secured note of the Company in the aggregate principal amount of $5.0 million (the “Initial Note”) to the Initial Investor and (ii) the Company issued to the Initial Investor warrants (the “Initial Warrants”) to purchase 23,688,047 shares of common stock, par value $0.0001, of the Company (the “Common Stock”). Pursuant to the NPA, at the Company’s option at any time after certain conditions (the “Conditions”), as described below, are first satisfied, or otherwise waived by the Initial Investor, the Company shall sell and issue to the Initial Investor additional notes in an aggregate principal amount of up to $5.0 million (the “Additional Notes,” collectively with the Initial Note, the “Notes”).

Amendment to Existing Warrant

On May 1, 2023, the Note Parties and the Initial Investor entered into an amendment to the Initial Warrant reflecting that, pursuant to the Amendment (as defined below), exercise of the Initial Warrant is no longer subject to the approval of the Company’s stockholders (the “Amended Warrant”). Such stockholder approval requirement is no longer applicable because the Company’s securities are no longer traded on the New York Stock Exchange and are in the process of being de-listed therefrom.

Amendment to the NPA

On May 1, 2023, Note Parties entered into an amendment No.1 to the NPA (the “Amendment”), pursuant to which, for a cash purchase price of $2.0 million, the Initial Investor waived the Conditions and (i) the Notes Issuers issued to the Initial Investor Additional Notes in the aggregate principal amount of $2.0 (the “First Issuance of Additional Notes”) and (ii) the Company issued to the Initial Investor additional warrants to purchase up to 192,307,692 shares of Common Stock, at an exercise price of $0.0182 (the “New Warrant”). Pursuant to the Amendment, the conversion of the Notes and the exercise of the Warrants pursuant to the NPA, are no longer subject to the approval of the Company’s stockholders.

Maturity

The Amendment provides that the maturity date of the Notes shall be July 31, 2023, unless such Notes are earlier converted or redeemed; provided that if the Company receives gross proceeds from the sale of other notes of at least $10 million prior to July 31, 2023, the maturity date of the Notes shall be March 31, 2024.

Additional Notes Purchase Conditions

Pursuant to the Amendment, the Initial Investor has agreed, upon the request of the Notes Issuers, to purchase from the Notes Issuers Additional Notes if: (i) the Company and the Initial Investor, in its sole discretion, agree upon a satisfactory over-the-counter operating plan for the Company; (ii) the Company successfully completes and submits a usability study with respect to the OTC reclassification of its Plenity product; (iii) a definitive agreement with the Initial Investor is signed for the acquisition of all of the outstanding shares and equity and equity-based instruments of the Company by the Initial Investor; and (iv) other commercially reasonable customary conditions are satisfied.

Conversion of the Notes

The Amendment provides that the outstanding principal amount of each Note shall be convertible at any time, from time to time, at the option of the holder, into a number of shares of Common Stock equal to (x) the outstanding principal amount of such Note plus accrued and unpaid interest divided by (y) the conversion price. Pursuant to the Amendment, the conversion prices of the Notes shall be: (i) with respect to each Initial Note, $0.2744, (ii) with respect to each Additional Note issued in the First Issuance of Additional Notes, $0.0182 and (iii) with respect to each Additional Note issued after the First Issuance of Additional Notes the average of the last reported sale price for the five scheduled trading days immediately preceding the issuance of such Note, as adjusted from time to time pursuant to the terms of the NPA, as amended.

Most Favored Investor Provision

The Amendment provides that during the terms of the Notes, if any Note Party incurs any indebtedness or issues debt instruments, including convertible debt securities or equity-linked debt securities, with any term that is more favorable than the terms of the Notes (including warrant coverage), the Company shall promptly provide the Initial Investor with written notice thereof, together with a copy of such subsequent security and a description of the terms of such indebtedness or securities. In the event the Initial Investor determines that the terms of such subsequent security or indebtedness are preferable to the terms of Notes or the Warrants, the Initial

Investor shall notify the Company in writing within fifteen (15) days of the receipt of the such notice to the extent the Initial Investor elects to receive the benefit of any such provisions. Promptly after receipt of such written notice from the Initial Investor, the Company agrees to amend the Notes and/or the Warrants and/or issue additional warrants, as applicable, to include the terms set forth in the notice.

The Notes have not been or will not be registered under the Securities Act, and are sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and on similar exemptions under applicable state laws. The NPA, as amended, provides for registration rights with respect to all shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants pursuant to which the Company is required to file a shelf registration statement under the Securities Act to register such shares for resale.

The foregoing descriptions of the Amendment, the Additional Notes, the Amended Warrant and the New Warrant, do not purport to be complete and are qualified in its entirety by the full text of such agreements, which are attached as exhibit 10.1, 10.2, 10.3 and 10.4 to this Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No.1 to Note and Warrant Purchase Agreement, dated May 1, 2023, by and among Gelesis Holdings, Inc., Gelesis, Inc., Gelesis 2012, Inc., Gelesis LLC and PureTech Health LLC
10.2	Form of the Convertible Senior Secured Promissory Note
10.3	Form of Amended Warrant
10.4	Form of New Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gelesis Holdings, Inc.

Date:	May 3, 2023	By:	/s/ Elliot Maltz
Elliot Maltz Chief Financial Officer (Principal Financial Officer and Accounting Officer)